SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 17, 2005


                       NEWFIELD ACQUISITION CORP.

      (Exact name of registrant as specified in its charter)


        Delaware                0-49682                    01-0558022
(State or other         (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification No.)
       incorporation)


    420 W. Wrightwood Avenue, #329, Chicago, IL            60614
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (773) 477-7359


                      38 Fox Run, Monroe, CT 06468
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 Entry into a Material Definitive Agreement.


On August 16, 2005, Newfield Capital, Inc. ("Newfield"), the sole shareholder of Newfield Acquisition Corp. (the "Company" or "Registrant"), entered into a Capital Stock Purchase Agreement with Jinchuan Zhao, an individual ("Zhao"), pursuant to which Zhao acquired 5,000,000 shares of the Company's common stock, representing 100% of capital stock of the Company. The total consideration paid by Zhao for the shares was $1,000. As a result, Zhao now owns 100% of the Company's issued and outstanding capital shares. The agreement is herewith filed as Exhibit 2.2.


Item 5.01 Changes in Control of Registrant.

As a result of the transaction as described under Item 1.01 above, a change in control of the Registrant has occurred.

Pursuant to the Share Purchase Agreement as described above under Item 1.01, on August 16, 2005, Jinchuan Zhao, an individual, acquired 100% of the Company's capital stock, which resulted in the change in control.

The consideration for all the capital shares of the Company was $1,000. From February 2004 through August 2005, Zhao provided certain consulting services to Newfield Capital valued at $1,000. For that reason, the consideration was considered paid in full.

There were no arrangements or understandings between the former and the new control person with respect to election of directors or other matters.

There are no arrangements which may result in a change in control of the Company.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


As part of this transaction, on August 16, 2005, the Board of Directors of the Company elected Mr. Jianchuan Zhao to the Board of Directors, and Mr. Gary Huang, the former sole director and officer resigned. Zhao was then appointed as the President, Secretary and Treasurer of the Company. Mr. Huang's resignation did not involve any disagreement with the Company on any matter related to the Company's operations, policies or practices.

Jianchun Zhao, age 57, from 1996 to the present, is President of ICTI Group, Inc., a small business firm located in S. Pasadena, California, specializing in export of auto chemicals to China.


Item 8.01  Other Events.

As a result of the transaction as described under Items 1.01 and 5.01 above, the Registrant has relocated its offices to 420 W. Wrightwood Avenue, #329, Chicago, IL 60614, and its telephone number at this address is (773) 477-7359.


Item 9.01 Financial Statements and Exhibits.


(a)  Financial statements of business acquired:  N/A

(b)  Pro forma financial information:            N/A

(c)  Exhibits.

  2.2  Capital Stock Purchase Agreement dated August 16, 2005.








                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NEWFIELD ACQUISITION CORP.


Date: August 17, 2005      By:  /s/  Jinchuan Zhao
                                --------------------------
                                Name:   Jinchuan Zhao
                                Title:  President and Chief Financial
                                        Officer